UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 26, 2005
BROOKS AUTOMATION, INC.
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

0-25434	04-3040660

(Commission File Number)	(IRS Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA	01824

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (978) 262-2400.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
ITEM 5.03. AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Exhibit Index
EX-3.1 Certificate of Amendment.
EX-3.2 Certificate of Elimination of Special Voting Preferred Stock
EX-3.3 Certificate of Increase of Shares
EX-3.4 Amended and Restated Bylaws of Brooks
EX-99.1 Merger Information

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
Effective October 26, 2005, and pursuant to the Agreement and Plan of Merger dated as of July 11, 2005, as amended on August 29, 2005 (the “Merger Agreement”), by and among Brooks Automation, Inc., a Delaware corporation (“Brooks”), Helix Technology Corporation (“Helix”), a Delaware corporation, and Mt. Hood Corporation (“Mt. Hood”), a Delaware corporation and a direct wholly-owned subsidiary of Brooks, Mt. Hood has merged with and into Helix, with Helix being the surviving corporation (the “Merger”).
In connection with the Merger, each share of Helix common stock, par value $1.00 per share, other than shares held by Helix as treasury stock and shares held by Brooks and Mt. Hood, were cancelled and extinguished and automatically converted into the right to receive 1.11 (“Exchange Ratio”) shares of Brooks common stock, par value $.01 per share. In addition, at the effective time of the Merger, Brooks assumed all options then outstanding under Helix’s existing equity incentive plans, each of which now entitle the holder to purchase, to the extent exercisable, a number of shares of Brooks common stock (and at an exercise price) adjusted to reflect the Exchange Ratio.
ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
(a) Appointment of Principal Officers.
     In accordance with the terms of the Merger Agreement, effective as of immediately prior to the closing of the Merger on October 26, 2005, James F. Gentilcore was appointed President and Chief Operating Officer of the newly created Semiconductor Products Group of Brooks, and Robert E. Anastasi was appointed Executive Vice President, Global Operations of Brooks. Information regarding the business experience of Messrs. Gentilcore and Anastasi, as well as a summary of the employment agreements between Brooks and each of Messrs. Gentilcore and Anastasi, is set forth the Joint Proxy Statement/Prospectus of Brooks included as part of Brooks’ Registration Statement on Form S-4, File No. 333-127945 (the “Registration Statement”), under the headings “Board of Directors and Management of Brooks Following the Merger” and “The Merger – Interests of Helix’s Directors and Executive Officers in the Merger – Employment Arrangements with Brooks.” These sections of the Registration Statement are included in this Current Report as Exhibit 99.1. Information regarding Messrs. Gentilcore and Anastasi included in such sections of the Registration Statement is incorporated herein by reference.
(b) Appointment of Directors and Director Emeritus.
     The Merger Agreement provides that the Board of Directors of Brooks, upon consummation of the Merger, will be composed of ten directors, consisting of the seven current directors of Brooks and three additional directors selected by Helix from the Board of Directors of Helix. Effective as of immediately prior to the closing of the Merger on October 26, 2005, each of Robert J. Lepofsky, Alfred Woollacott, III and Mark S. Wrighton, each former directors of Helix, were appointed as directors of Brooks. Each of A. Clinton Allen, Edward C. Grady, Roger D. Emerick, Amin J. Khoury, Joseph R. Martin, John K. McGillicuddy and Robert J. Therrien are continuing as directors of Brooks. In addition, Marvin G. Schorr, a director of Helix on the date of the Merger Agreement, was appointed as a non-voting director emeritus of Brooks’ Board of Directors, with notification, participation and any other rights of a regular Brooks director, other than voting rights, to serve at least until October 26, 2006. Information about the three new directors and the director emeritus, including their ages and business experience, is set forth in the Registration Statement under the heading “Board of Directors and Management of Brooks Following the Merger,” which information regarding such individuals is included in Exhibit 99.1 of this Current Report and is incorporated herein by reference.
ITEM 5.03. AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
(a) Amendments to Certificate of Incorporation.
Effective October 27, 2005, Brooks filed the following instruments to effect the indicated amendments to its Certificate of Incorporation:

1)	Certificate of Amendment filed to increase Brooks’ authorized shares of common stock, par value $.01 per share, from 100,000,000 shares to 125,000,000 shares.

2)	Certificate of Elimination of Special Voting Preferred Stock filed to eliminate the certificate of designations which created Brooks’ special voting preferred stock and return the share of special voting preferred stock to undesignated preferred stock.

3)	Certificate of Increase of Shares Designated as Series A Junior Participating Preferred Stock filed to increase the shares of preferred stock designated as Series A Junior Participating Preferred Stock by 25,000 shares to 126,500 shares.
(b) Amendments to Bylaws.
Effective October 26, 2005, the Brooks board of directors amended Brooks’ bylaws to permit Brooks common stock to be uncertificated.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(a) Financial Statements of Businesses Acquired.
Brooks intends to file the financial statements required by this item by an amendment to this Current Report.
(b) Pro Forma Financial Information.
Brooks intends to file the financial statements required by this item by an amendment to this Current Report.
(c) Exhibits.

Exhibit 2.1	Agreement and Plan of Merger dated as of July 11, 2005, as amended on August 29, 2005, by and among Brooks, Helix and Mt. Hood. (Incorporated by reference to Exhibit 2.1 to the registrant’s Registration Statement on Form S-4, file no. 333-127945)

Exhibit 3.1	Certificate of Amendment.

Exhibit 3.2	Certificate of Elimination of Special Voting Preferred Stock.

Exhibit 3.3	Certificate of Increase of Shares Designated as Series A Junior Participating Preferred Stock.

Exhibit 3.4	Amended and Restated Bylaws of Brooks.

Exhibit 99.1	Sections titled “The Merger – Interests of Helix’s Directors and Executive Officers in the Merger — Employment Arrangements with Brooks” and “Board of Directors and Management of Brooks Following the Merger” from Brooks’ Registration Statement on Form S-4, file no. 333-127945.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKS AUTOMATION, INC.

/s/ Thomas S. Grilk

Thomas S. Grilk
Senior Vice President, General
Date: October 27, 2005	Counsel and Secretary

Exhibit Index

Exhibit 2.1	Agreement and Plan of Merger dated as of July 11, 2005, as amended on August 29, 2005 by and among Brooks Automation, Inc., a Delaware corporation (“Brooks”), Helix Technology Corporation, a Delaware corporation (“Helix) and Mt. Hood Corporation, a Delaware corporation and a direct wholly-owned subsidiary of Brooks. (Incorporated by reference to Exhibit 2.1 to the registrant’s Registration Statement on Form S-4, file no. 333-127945)

Exhibit 3.1	Certificate of Amendment.

Exhibit 3.2	Certificate of Elimination of Special Voting Preferred Stock.

Exhibit 3.3	Certificate of Increase of Shares Designated as Series A Junior Participating Preferred Stock.

Exhibit 3.4	Amended and Restated Bylaws of Brooks.

Exhibit 99.1	Sections titled “The Merger – Interests of Helix’s Directors and Executive Officers in the Merger — Employment Arrangements with Brooks” and “Board of Directors and Management of Brooks Following the Merger” from Brooks’ Registration Statement on Form S-4, file no. 333-127945.